EXHIBIT 10.16.3

                             MODIFICATION AGREEMENT

         THIS  MQD1FICATION  AGREEMENT  ("AGREEMENT")  is  entered  into  as  of
February  27,  2004,  by  and  between  General  Electric  Capital   Corporation
("LENDER") and Tarrant Apparel Group ("BORROWER").

         WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated as of September 1, 1999 (as amended or modified from time to time, the "LOAN AGREEMENT") regarding a loan thereunder in the original principal amount of US $12,500,000 (the "LOAN"); capitalized terms used but not defined herein shall have the meanings given in the Loan Agreement, as applicable;

         WHEREAS, on or about August 14, 2003, Lender delivered to Borrower a letter waiving Borrower's compliance under Section 10(c) of the Loan Agreement for its fiscal quarters ending March 31, 2003 and June 30, 2003 (a copy of which letter is attached hereto as Exhibit A, and incorporated herein by this reference and called, the "WAIVER LETTER");

         WHEREAS, the waiver granted under the Waiver Letter terminated and became ineffective on and after September 16, 2003 as a result of Borrower's failure to provide Lender with a second priority mortgage lien on the real property described in the Waiver Letter; and

         WHEREAS, Borrower has requested that Lender again waive Borrower's non-compliance with the financial covenant set forth in Section 10(c) of the Loan Agreement as provided in the Waiver Letter and Lender has agreed to provide such waiver on and subject to the terms of this Agreement and, in furtherance thereof, the parties now desire to provide for modifications to the Loan Agreement;

         NOW THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower agree as follows:

         1.       CONDITIONS OF WAIVER, AGREEMENTS.

                  (a) The parties hereto reaffirm their respective agreement to the terms and conditions of the Waiver Letter, subject to the further provisions of this Agreement; provided, however, notwithstanding anything in the Waiver Letter to the contrary, Borrower is not obligated to provide to Lender a second lien on the real property described in the Waiver Letter as a condition to Lender's waiver hereunder. As indicated therein, the violations referred to in the above recitals constituted Events of Default, which absent Lender's waiver thereof, would have entitled Lender to exercise all of its rights and remedies under the Loan Agreement, the other Debt Documents and law. Each of Lender and Borrower hereby agree that, subject to the terms and conditions hereof and the Waiver Letter, Lender has only waived Borrower's compliance with the financial covenant set forth in Section 10(c) of the Loan Agreement with respect to Borrower's fiscal quarters ending March 31, 2003 and June 30, 2003, and Lender has not waived, and has no present intention to


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waive,  Borrower's  compliance with such financial covenant for any other fiscal period or any other Event of Default whether now existing or hereafter arising. Notwithstanding the foregoing, Lender's waiver hereunder and under the Waiver Letter is subject, in all respects, to Borrower's execution and delivery of this Agreement and the satisfaction of the terms and conditions hereof. The failure of Borrower to satisfy and perform any and all of the terms and conditions hereby will cause the waiver provided hereunder to terminate in all respects. In accordance with the foregoing, Borrower hereby further agrees as follows:

                           (i)      That   Borrower   shall  pay  to  Lender  an
immediate prepayment of the Loan described in the Loan Agreement, in the amount of $500,000, in good funds (which amount Lender hereby confirms has been received);

                           (ii)     That Borrower  shall pay to Lender,  in good
funds, a waiver fee in the amount of $50,000 (which amount Lender hereby confirms has been received);

                           (iii)    That Borrower  shall pay to Lender,  in good
funds, accrued late charges for the month of August 2003 in the amount of $9,930.56 (which amount Lender hereby confirms has been received);

                           (iv)     On the date  hereof,  Borrower  shall pay to
Lender an immediate prepayment of the Loan described in the Loan Agreement, in the amount of $152,777.76, in good funds;

                           (v)      On the date  hereof,  Borrower  shall pay to
Lender, in good funds, a modification fee in the amount of $60,000;

                           (vi)     That Borrower  shall execute and deliver any
other certificates, instruments or other documents requested by Lender to effectuate this Agreement and the transaction contemplated hereby and thereby;

                           (vii)    To cause each  guarantor and any other party
that may be obligated with respect to the indebtedness evidenced by the Loan Agreement, to provide its written consent to the terms of the Waiver Letter and this Agreement, in form and substance satisfactory to Lender; and

                           (viii)   That Borrower reimburse Lender for all fees,
costs and expenses incurred by Lender in connection with the preparation, negotiation, filing and closing of this Agreement and the transaction contemplated hereby and thereby, including but not limited to, outside legal fees, and any filing and recordation fees,

                  (b) From and after the date hereof, the Note is hereby amended as follows:

                           (i)      Borrower shall pay to Lender in lawful money
of the United States, the outstanding principal balance of the Loan in six (6) consecutive installments of $275,000 each plus interest on the Loan at the Interest Rate set forth in the Note and the final installment shall be in the amount of the total outstanding unpaid principal, interest and any other amounts due and owing under the Debt Documents. The first Periodic Installment due and payable after the date hereof is due and payable on March 1, 2004, and the following six


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(6) Periodic  Installments  (including the final  installment)  shall be due and payable on the first day of each succeeding month. The final installment of $221,639.61 plus interest on the Loan at the Interest Rate and any other amounts due and owing under the Debt Documents is due and payable on September 1, 2004.

                           (ii)     Other than as expressly  modified above, the
Note is unmodified and remains in full force and effect.

                  (c)      The  parties   hereto  agree  that  the   outstanding
principal balance of the Loan (prior to the payment to Lender of the amount. set forth in Section 1 (a)(iv) above) is $2,024,417.37 as of the date hereof.

         2. CREDIT SUPPORT DOCUMENTS. It is hereby agreed that any security agreement, chattel mortgage, guaranty, letter of credit, letter of credit agreement, recourse arrangement, or other agreement given as security for the Indebtedness evidenced by the Loan Agreement and the other Debt Documents shall remain in full force and effect, and unmodified, except to the extent provided herein.

         3. CONDITIONS UNSATISFIED. Failure of Borrower to satisfy the terms and conditions of this Agreement shall constitute an Event of Default under the Loan Agreement.

         4. NO CLAIMS. Borrower and each guarantor by their signature hereto where indicated, each acknowledges that there are no existing claims, defenses (personal or otherwise) or rights of setoff or recoupment whatsoever with respect to any Loan Agreement or any other Debt Document. Borrower and each guarantor by their signature hereto where indicated, each agrees that this Agreement in no way acts as a release or relinquishment of any liens or other rights in favor of Lender.

         5. INDEMNIFICATIONS; REAFFIRMATIONS. Borrower hereby agrees to and does indemnify and hold the Lender and each of its directors, shareholders, officers, employees, affiliates, attorneys and agents harmless from and against any and all liabilities which may be imposed on, incurred by or asserted against the same in any manner relating to or arising out of the Loan Agreement, this Agreement, any Debt Document or any act, event or transaction related to, attendant to or preceding the execution of this Agreement. The Borrower hereby agrees with, reaffirms and acknowledges the representations and warranties contained in the Loan Agreement and any other Debt Documents. Furthermore, the Borrower represents that, as of the date hereof, all representations and warranties contained in the Loan Agreement and any other Debt Documents continue to be true and in full force and effect. This Agreement is given to the Lender by the Borrower without defenses, set-offs, claims or counterclaims of any kind. To the extent that any defenses, set-offs, claims or counterclaims against the Lender may exist, the Borrower waives and releases the Lender from same. The Borrower ratifies and reaffirms all terms, covenants, conditions and agreements contained in the Loan Agreement.

         6. MISCELLANEOUS. THIS AGREEMENT MERELY MODIFIES THE LOAN AGREEMENT AND CERTAIN DEBT DOCUMENTS; IT DOES NOT IN ANY WAY DISCHARGE THE INDEBTEDNESS EVIDENCED THEREBY. EXCEPT AS OTHERWISE MODIFIED BY THIS AGREEMENT, ALL TERMS OF THE DEBT


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DOCUMENTS REMAIN IN FULL FORCE AND EFFECT. This Agreement shall not be effective unless and until Lender receives a written consent, in form and substance satisfactory to Lender, from each guarantor and all other parties that may be obligated with respect to the Indebtedness evidenced by the Debt Documents. Lender's waivers herein are expressly conditioned upon the accuracy of the financial statements and other information submitted by Borrower and the existence of no other Event of Default, other than the ones specifically addressed herein or in the Waiver Letter. This Agreement will not, and shall not be construed to, give Borrower any right to any future waiver or modification of any terms of the Debt Documents. The waivers of Lender herein are only for the time period and the matters addressed hereby. Lender's waivers are not intended to apply to any other time period or any other event. All amounts due or becoming due under the Loan Agreement or otherwise to Lender, are not, and will not be, subject to any defense, setoff, recoupment, abatement or counterclaim
for  any  reason  whatsoever.  To  the  extent  that  any  defenses,   set-offs,
recoupments, abatements, claims or counterclaims may exist, the Borrower waives and releases the Lender from the same. The terms of this Agreement are incorporated into and made a part of the Debt Documents. Lender reserves all of its rights and remedies under the Loan Agreement and the other Debt Documents.

         7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.


Tarrant Apparel Group,                      General Electric Capital Corporation

By:      /S/ PATRICK CHOW                   By:      /S/ VIVIAN MERENBLOOM
     -------------------------------           ---------------------------------
Name:    PATRICK CHOW                       Name:    VIVIAN MERENBLOOM
Title:   CHIEF FINANCIAL OFFICER            Title:   RISK ANALYST


ACCEPTED AND AGREED TO BY:

Siemens Financial Services, Inc.,
fka Siemens Credit Corporation

By:      /S/ PETER DONALDSON
   ---------------------------------
Name:    PETER DONALDSON
Title:   VP CREDIT & OPERATIONS
Date:


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                              CONSENT OF GUARANTOR

The undersigned Guarantor has received a copy of and read the above Modification Agreement and the Waiver Letter attached thereto (collectively, the "MODIFICATION DOCUMENTS"), executed by Tarrant Apparel Group ("BORROWER") and General Electric Capital Corporation ("LENDER") The undersigned hereby consents to the terms and conditions of the Modification Documents. The undersigned executed and delivered to Lender, a Corporate Guaranty dated September 1, 1999 along with a Master Security Agreement dated as of September 1, 1999 and the Trust Agreement ("Contrato de Fideicomiso Irrevocable en Garantia numero F/172) and certain other documents, instruments, security and other and agreements executed in connection therewith (collectively, the "GUARANTY DOCUMENTS"). The undersigned hereby further agrees and affirms, in all respects, for good and valuable consideration, tite receipt of which is hereby acknowledged, that the Guaranty Documents are hereby reaffirmed and remain and shall remain in full force and effect without variance, qualification, discharge, or diminution, and that pursuant to each such Guaranty Document, the undersigned guarantees, among other things, the obligations of Borrower under the Modification Documents and all other Debt Documents.

The undersigned Guarantor further agrees to sign a Trust Modification document, acceptable in form and substance to GE Capital Bank, S.A., to acknowledge under the Trust Agreement ("Contrato de Fideicomiso Irrevocable en Garantia numero F/172") signed with GE Capital Bank, S.A., that a modification has occurred under the Loan Agreement.

Tarrant Mexico, S de R.L. de C.V.

By:    /S/ CORAZON REYES
       ---------------------------
Name:  CORAZON REYES
Title: CHIEF OPERATING OFFICER
Date:  2/25/04


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                                    EXHIBIT A

[GE LOGO OMITTED]                                 GE CAPITAL
                                                  Commercial Equipment Financing

                                                  4 North Park Drive
                                                  Suite 500
                                                  Hunt Valley, MD 21030
                                                  (410) 527-9376 /
                                                  Fax: (410) 527-9395

                     VIA FAX (323-881-0332) AND REGULAR MAIL

                            AUGUST 14, 2003 (REVISED)

Gerard Guez, CEO
Tarrant Apparel Group
3151 East Washington Blvd.
Los Angeles, CA 90023

         Re: Loan Agreement between General Electric Capital Corporation ("Lender") and Tarrant Apparel Group ("Borrower") dated September 1, 1999 (the "September Loan Agreement"); capitalized terms used herein have the same meaning as in the Loan Agreement, unless otherwise defined herein

Dear Mr. Guez:

This will confirm our agreement regarding the financial covenant in Section 10(c) of the September Loan Agreement. Borrower is not in compliance with this financial covenant, however Lender will at this time waive Borrower's compliance with this financial covenant for the two consecutive fiscal quarters ended March 31, 2003 and June 30, 2003 so long as Lender receives the following: (a) on or before August 18, 2003, a prepayment of the Note in the amount of $500,000, to be applied against payments under the Note in the inverse order of maturity; (b) on or before September 15, 2003, a second priority mortgage lien on the real property located at 3151 East Washington Blvd., Los Angeles, California, such lien to be evidenced by documentation satisfactory to Lender and Lender's costs (including reasonable attorneys fees) associated with the preparation and recording of such documentation to be borne by Borrower; (c) on or before August 18, 2003, a waiver fee in the amount of $50,000.00 wire transferred to our bank and (d) on or before August 18, 2003, receipt of accrued late charges for the month of August 2003, receipt of accrued late charges for the month of August 2003, in the amount of $9,930.56 wire transferred to our bank. The


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wire instructions are as follows:

Deutsche Trust Company Americas
60 Wall Street
NY, NY 10005
ABA# 021-001-033
for account of General Electric Capital Corporation Acct# 50-202-962

Lender agrees to release the second lien described in (b) above if Borrower has net income of at least $1.00 in each of the fiscal quarters ended September 30, 2003 and December 31, 2003 and no Event of Default, or event that with the passing of time or giving of notice would be an Event of Default, has occurred. For purposes of clarification, if Borrower has net losses for the fiscal quarter ended September 30, 2003, Lender does not waive Borrower's compliance with the financial covenant in Section 10(c) for the two consecutive fiscal quarters ended June 30, 2003 and September 30, 2003.

This letter shall not constitute a waiver, release or modification of or limitation upon any of Lender's rights and remedies under the September Loan Agreement and related documents and instruments.

Sincerely,

Vivian P. Merenbloom
Fiscal Agent


cc:      Larry Grubryn, Risk Analyst
         Mark Clemrn, Siemens Financial
         Patrick Chow, CFO


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